UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): March 31, 2008

MSTI Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52862	26-0240347
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

259-263 Goffle Road Hawthorne, New Jersey	07506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 304-6080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with our May 2007 private offering of shares of common stock (the “Shares”) and warrants to purchase common stock (the “Warrants”), we entered into a Registration Rights Agreement, as amended, with the purchasers of the Shares and Warrants (the “Purchasers”), which stated that if the Registration Statement was not declared effective by the SEC on or before November 21, 2007 (the “Effectiveness Date”), we would be required to pay to each Purchaser, for each month in which the Registration Statement had not been declared effective, an amount in cash equal to 1% of the aggregate purchase price paid by such Purchaser for any unregistered securities then held by such Purchaser (“Liquidated Damages”).

On March 31, 2008, the Purchasers executed a letter agreement (the “Letter Agreement”) with us containing, among other things, the following:

(i)
The Purchasers waived any non-compliance with the registration requirements discussed above, along with any default, breach or threatened breach, arising under the Registration Rights Agreement and any other documents, including the Warrants and related subscription agreements, and waiving any Liquidated Damages, in each case resulting or that could result from our failure to have the Registration Statement declared effective by the SEC by the Effectiveness Date. In exchange for the investors waiving their rights to Liquidated Damages, we agreed to reduce the exercise price of the Warrants from $1.00 to $0.65; and

(ii)	The exercise price of all of our outstanding options and warrants was set at $0.65 per share.

The foregoing summary is not a complete description of the terms of the Letter Agreement, and reference is made to the complete text of such agreement, attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Letter Agreement by and among MSTI Holdings, Inc. and the purchasers of the Units

10.2	Form of Unit Subscription Agreement (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007)

10.3	Form of Unit Subscription Addendum (Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007)

10.4	Form of Investor Warrant (Incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007)

10.5
Form of Unit Registration Rights Agreement (Incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007)

10.6
Form of Unit Registration Rights Addendum (Incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2008

MSTI Holdings, Inc.

By:	/s/ Frank Matarazzo
Name: Frank Matarazzo
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement by and among MSTI Holdings, Inc. and the purchasers of the Units

10.2	Form of Unit Subscription Agreement (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007)

10.3	Form of Unit Subscription Addendum (Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007)

10.4	Form of Investor Warrant (Incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007)

10.5
Form of Unit Registration Rights Agreement (Incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007)

10.6
Form of Unit Registration Rights Addendum (Incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007)